UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2010
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

(b) David B. Burritt, currently Vice President and Chief Financial Officer of Caterpillar Inc. (the “Company”), will retire from the position of Vice President and Chief Financial Officer effective June 1, 2010 and will provide transitional support as an employee of the Company until October 1, 2010.

(c) On April 30, 2010, the Company’s Board of Directors elected Edward J. Rapp (53), currently Group President of the Company, to the additional position of Chief Financial Officer, effective June 1, 2010.  Mr. Rapp has been Group President of the Company since 2007 with responsibility for managing the Company’s Building Construction Products Division, Financial Products Division, Global Finance and Strategic Services Division, Global Information Systems Division and Legal Services Division and from 2004 – 2007 was Vice President – Building Construction Products Division.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:
	99.1	May 5, 2010 Press Release

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

May 5, 2010	By:	/s/ James B. Buda
James B. Buda
Vice President, General Counsel and Secretary